EXHIBIT 99.1

Contact:	Susan E. Moss
Senior Vice President, Marketing and Communications
(502) 596-7296

KINDRED ANNOUNCES DEFINITIVE AGREEMENT

TO ACQUIRE CENTERRE HEALTHCARE

Creating One of Nation’s Largest Networks of Inpatient Rehabilitation Hospitals

and Significantly Expanding Kindred’s Continuum of Services1

Kindred to Establish New Growth Platform, Kindred Hospital Rehabilitation Services,

Upon Closing of the Transaction

LOUISVILLE, Ky. (November 12, 2014) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND), the nation’s largest provider of integrated post-acute care and rehabilitation, today announced that it has signed a definitive merger agreement to acquire Centerre Healthcare Corporation (“Centerre”), a national company dedicated to operating Inpatient Rehabilitation Hospitals, for a purchase price of approximately $195 million in cash.

Centerre currently operates 11 Inpatient Rehabilitation Hospitals with 612 beds in partnership with some of the nation’s leading acute care hospital systems through joint ventures. Centerre has two additional hospitals with a total of 90 beds under construction and scheduled to open in 2015, and a pipeline of additional potential hospitals in various stages of development.

Centerre’s operations are expected to generate 2014 revenues of approximately $200 million and earnings before interest, income taxes, depreciation, amortization and rent (“EBITDAR”) of approximately $48 million (prior to deducting $14 million of minority interest expense for interests owned by Centerre’s hospital partners). All of Centerre’s hospitals are leased and are expected to have approximately $20 million of rent expense in 2014. Of the 11 hospitals that Centerre currently operates, three opened in 2014 and two opened in 2013, and thus the anticipated 2014 results do not include expected additional results from the full maturation of the recently opened hospitals. Kindred expects the acquisition of Centerre to be $0.04 to $0.06 accretive to earnings and operating cash flows in 2015, assuming Kindred’s expected pro forma share count following completion of its pending acquisition of Gentiva Health Services, Inc. (NASDAQ:GTIV) of approximately 85 million shares, exclusive of transaction and integration costs. Once fully integrated, and the new and existing Inpatient Rehabilitation Hospitals mature, Kindred expects the transaction to be approximately $0.10 to $0.12 accretive to earnings.

The Centerre acquisition is subject to several conditions to closing, including, among others, approval of the merger agreement by the requisite vote of Centerre’s stockholders, regulatory approvals, consents from certain joint venture partners and certain other customary conditions to closing, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Centerre transaction is expected to close in the first quarter of 2015.

Centerre’s Inpatient Rehabilitation Hospitals are geographically aligned with five targeted Kindred Integrated Care Markets. The addition of Centerre’s portfolio to Kindred’s five Inpatient Rehabilitation Hospitals, and its 102 hospital-based acute rehabilitation units (“ARUs”) (certified as Inpatient Rehabilitation Facilities) managed by Kindred’s RehabCare division, will make Kindred one of the largest operators of Inpatient Rehabilitation Hospitals in the nation.1

[1]	Based upon sites of service. Source: MedPar and RehabCare Databases.

680 South Fourth Street            Louisville, Kentucky 40202

502.596.7300            www.kindredhealthcare.com

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Kindred Announces Definitive Agreement to Acquire Centerre Healthcare

November 12, 2014

With this acquisition, Kindred will establish a focused growth platform, and business line, to be known as Kindred Hospital Rehabilitation Services, which will combine the strengths of RehabCare, Kindred’s Rehabilitation Hospitals and Centerre. The business will operate in 36 states in 384 locations and will have pro forma revenues of approximately $578 million and EBITDAR of approximately $147 million (based on Kindred’s 2014 annualized revenues and Centerre’s 2014 estimated revenues) and continue to operate under Kindred’s RehabCare Division. Kindred Hospital Rehabilitation Services, will be guided by a shared set of core competencies focused on providing the highest quality, clinical outcomes and patient satisfaction as well as improved care transitions to home for patients in need of intensive rehabilitation.

“Our acquisition of Centerre will expand our relationships with some of the nation’s premier hospital systems,” said Benjamin A. Breier, Kindred’s President and Chief Operating Officer. “This is a positive step in Kindred’s strategy to collaborate with healthcare networks, managed care providers, and other health entities in local markets so that we may best meet patient needs, reduce costs and improve clinical outcomes. Additionally, this builds on our reputation for quality patient care with the combined company delivering clinical and quality outcomes that outperform national benchmarks. We look forward to welcoming Centerre’s 1,600 dedicated employees to our team.”

“We at Centerre are proud of our ability to create rehabilitation centers of excellence through our joint venture relationships,” said Patrick Foster, Centerre’s President and Chief Executive Officer. “We believe that Kindred’s expertise across the post-acute continuum will build upon this reputation and bring new opportunities to partner with hospitals and health systems.”

“The addition of the well-respected Centerre locations to our current rehabilitation hospital portfolio strengthens our position as one of the nation’s premier providers of inpatient rehabilitation,” said Paul J. Diaz, Kindred’s Chief Executive Officer. “This transaction builds upon our Continue the Care strategy and supports our Mission of making recovery and a return to home and wellness possible for thousands of patients across America.”

In connection with the proposed acquisition, Kindred has posted accompanying slides, which are accessible through the Investor Relations section of the Company’s website, http://investors.kindredhealthcare.com.

Advisors

Waller Lansden Dortch & Davis is acting as legal advisor and Hancock, Daniel, Johnson & Nagle, P.C. is serving as special counsel to Kindred.

Cain Brothers is serving as financial advisor to Centerre and Bradley Arant Boult Cummings LLP is serving as Centerre’s legal advisor.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with

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Kindred Announces Definitive Agreement to Acquire Centerre Healthcare

November 12, 2014

respect to Centerre to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Risks and uncertainties related to the proposed acquisition of Centerre include, but are not limited to, the risk that Centerre’s stockholders do not approve the acquisition, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, expiration of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, uncertainties as to the timing of the acquisition, adverse effects on the Company’s stock price resulting from the announcement or completion of the acquisition, competitive responses to the announcement or completion of the acquisition, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the acquisition are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Centerre’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition, uncertainties as to whether the completion of the acquisition or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the acquisition, litigation relating to the acquisition, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

In addition to the results provided in accordance with generally accepted accounting principles (“GAAP”), the Company has provided information in this press release to compute certain non-GAAP measurements for the nine months ended September 30, 2014. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this press release.

The Company’s earnings release also includes financial measures referred to as operating income, or EBITDAR, and earnings before interest, income taxes, depreciation and amortization (“EBITDA”). The Company’s management uses EBITDAR or EBITDA as meaningful measures of operational performance in addition to other measures. The Company uses EBITDAR or EBITDA to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes these measurements are important because securities analysts and investors use these measurements to compare the Company’s performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. EBITDAR or EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of EBITDAR or EBITDA to income (loss) from continuing operations is included in this press release. The pro forma EBITDAR total of $147 million included in this press release was computed by combining Kindred’s HRS and inpatient rehabilitation hospital results for the nine months ended September 30, 2014 on an annualized basis and the 2014 EBITDAR estimate of $48 million for Centerre, which is based upon Centerre’s 2014 estimated operating results.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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Kindred Announces Definitive Agreement to Acquire Centerre Healthcare

November 12, 2014

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $5 billion and approximately 62,600 employees in 47 states. At September 30, 2014, Kindred through its subsidiaries provided healthcare services in 2,376 locations, including 97 transitional care hospitals, five inpatient rehabilitation hospitals, 99 nursing centers, 22 sub-acute units, 152 Kindred at Home hospice, home health and non-medical home care locations, 102 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,899 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

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Kindred Announces Definitive Agreement to Acquire Centerre Healthcare

November 12, 2014

KINDRED HEALTHCARE, INC.

Reconciliation of Non-GAAP Measurements to GAAP Results

(Unaudited)

(In thousands)

	2014 Quarters			Nine months ended	Annualized
	First	Second	Third	Sept. 30, 2014	Sept. 30, 2014
Revenues:
Transitional care hospitals	$626,294	$611,458	$590,132	$1,827,884	$2,437,179
Inpatient rehabilitation hosptials	20,164	20,698	19,320	60,182	80,243

Hospital division	646,458	632,156	609,452	1,888,066	2,517,421
Nursing center division	277,902	280,255	279,561	837,718	1,116,957
Rehabilitation division:
Skilled nursing rehabilitation services	254,255	253,989	247,042	755,286	1,007,048
Hospital rehabilitation services	73,964	75,324	74,808	224,096	298,795

	328,219	329,313	321,850	979,382	1,305,843

Care management division	87,704	87,986	86,186	261,876	349,168

	1,340,283	1,329,710	1,297,049	3,967,042	5,289,389
Eliminations:
Skilled nursing rehabilitation services	(29,646)	(30,031)	(30,788)	(90,465)	(120,620)
Hospital rehabilitation services	(23,233)	(22,855)	(22,172)	(68,260)	(91,013)
Nursing centers	(662)	(860)	(776)	(2,298)	(3,064)

	(53,541)	(53,746)	(53,736)	(161,023)	(214,697)

	$1,286,742	$1,275,964	$1,243,313	$3,806,019	$5,074,692

Income (loss) from continuing operations:
Operating income (loss):
Transitional care hospitals	$139,505	$127,391	$116,986	$383,882	$511,843
Inpatient rehabilitation hosptials	5,890	5,487	4,758	16,135	21,513

Hospital division	145,395	132,878	121,744	400,017	533,356
Nursing center division	38,471	36,880	36,179	111,530	148,707
Rehabilitation division:
Skilled nursing rehabilitation services	18,328	19,982	17,552	55,862	74,483
Hospital rehabilitation services	19,820	20,084	18,273	58,177	77,569

	38,148	40,066	35,825	114,039	152,052

Care management division	4,697	7,065	6,789	18,551	24,735
Corporate:
Overhead	(44,050)	(48,365)	(45,173)	(137,588)	(183,451)
Insurance subsidiary	(406)	(443)	(637)	(1,486)	(1,981)

	(44,456)	(48,808)	(45,810)	(139,074)	(185,432)
Transaction costs	(683)	(4,496)	(4,114)	(9,293)	(12,391)

Operating income (EBITDAR)	181,572	163,585	150,613	495,770	661,027
Rent	(81,048)	(80,209)	(80,192)	(241,449)	(321,932)

EBITDA	100,524	83,376	70,421	254,321	339,095
Depreciation and amortization	(39,337)	(39,442)	(39,023)	(117,802)	(157,069)
Interest, net	(25,616)	(78,081)	(22,173)	(125,870)	(167,827)

Income (loss) from continuing operations before income taxes	35,571	(34,147)	9,225	10,649	14,199
Provision (benefit) for income taxes	13,585	(13,082)	3,079	3,582	4,776

Income (loss) from continuing operations	$21,986	$(21,065)	$6,146	$7,067	$9,423

Kindred Announces Definitive Agreement to Acquire Centerre Healthcare

November 12, 2014

Centerre Healthcare Corporation

Reconciliation of Non-GAAP Measurements to GAAP Results

(Unaudited)

(In thousands)

Year ended Dec. 31, 2014
Revenues	$198,513

Operating income (EBITDAR)	$48,337
Rent	20,199

EBITDA	28,138
Depreciation and amortization	3,060
Interest, net	500

Income from continuing operations before income taxes	24,578
Provision for income taxes	4,300

Income from continuing operations	20,278
Earnings attributable to noncontrolling interests	(13,871)

Income from continuing operations attributable to Centerre	$6,407

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